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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                   FORM 8-K




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               October 9, 1997
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               Date of Report (Date of earliest event reported)


                              PULTE CORPORATION
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            (Exact name of registrant as specified in its charter)


        Michigan                   1-9804                  38-2766606
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)           Identification No.)

  33 Bloomfield Hills Pkwy., Suite 200, Bloomfield Hills, Michigan     48304
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       (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code            (248) 647-2750
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                                Not Applicable
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        (Former name or former address, if changed since last report)

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                                    FORM 8-K


Item 5. Other Events.


        On October 9, 1997, Pulte Corporation (the "Company") began circulating a prospectus supplement (to prospectus dated September 29, 1995) concerning $150,000,000 aggregate principal amount of 7 5/8% senior notes of the Company due October 15, 2017.

        In connection therewith, the Company entered into the following agreements:

        1.      Purchase agreement, dated October 9, 1997.
        2.      Pricing agreement, dated October 9, 1997.


Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

        1.1     Purchase agreement dated October 9, 1997.

        1.2     Pricing agreement dated October 9, 1997.

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  PULTE CORPORATION



                                                  By: /s/ Vincent J. Frees
                                                     --------------------------
                                                     Vincent J. Frees
                                                     Vice President

Dated:   October 9, 1997